UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2004

METRON TECHNOLOGY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	000-27863	98-0180010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 FORTRAN DRIVE

San Jose, California 95134-2300

 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 719-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 10, 2004, Metron Technology N.V. (“Metron”) held its 2004 Annual General Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the shareholders of Metron approved the sale of substantially all of the assets of Metron to Applied Materials, Inc. and its affiliates and the subsequent dissolution and liquidation of Metron.  The shareholders of Metron also approved all other proposals set forth in Metron’s definitive proxy statement for the Annual Meeting, filed with the SEC on November 12, 2004, except that the shareholders did not approve the proposal to grant the Supervisory Board of Metron the authority to issue common shares up to the amount of the authorized share capital of Metron and to restrict or exclude pre-emptive rights in relation thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metron Technology, N.V.

Dated: December 10, 2004	By:	/s/ Douglas J. McCutcheon
Douglas J. McCutcheon
Senior Vice President and Chief Financial Officer